UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2014

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On July 1, 2014, Hartman Short Term Income Properties XX, Inc. (the “Company”), through Hartman XX Limited Partnership, entered into a Purchase Agreement with BRI 1841 Energy Plaza, LLC, relating to the acquisition of a two building office complex commonly known as Energy Plaza I & II (the “Energy Plaza Property”), containing 180,119 square feet of office space located in San Antonio, Texas for an aggregate purchase price of $17,650,000.

The acquisition of the Energy Plaza Property is subject to substantial conditions to closing, including (i) the assumption of existing indebtedness secured by the Energy Plaza Property of approximately $10.5 million; and (ii) the absence of a material adverse change to the Energy Plaza Property prior to the acquisition date.  There is no assurance that the Company will close the acquisition of the Energy Plaza Property on the terms described above or at all.

The material items of the agreement described herein are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

     Arrangement of a Registrant.

Loan Modification – Gulf Plaza

On July 2, 2014, the Company and its wholly owned subsidiaries Hartman Gulf Plaza, LLC and Hartman Parkway, LLC entered into a loan modification agreement with respect to the $30.0 million credit revolving credit facility between the Company, Hartman Parkway, LLC and a bank.  The purpose of the loan modification was to secure the Gulf Plaza office property held by Hartman Gulf Plaza, LLC as borrowing base collateral for the revolving credit facility.  As modified, the borrowing base of the revolving credit facility is $7.0 million.

The material items of the agreement described herein are qualified in their entirety by the agreements attached as Exhibits 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Purchase Agreement, dated as of July 1, 2014, by and between BRI 1841 Energy Plaza, LLC and Hartman XX Limited Partnership.
10.2	Loan Modification Agreement dated July 2, 2014
10.3	Note Amended and Restated dated July 2, 2014
10.4	Assignment of Rents – Gulf Plaza
10.5	Assignment of Management Agreement – Gulf Plaza

___________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Registrant)
Date: July 7, 2014	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer

___________________________________________________________________

EXHIBIT INDEX

Exhibit	Description
10.1	Purchase Agreement, dated as of July 1, 2014, by and between BRI 1841 Energy Plaza, LLC and Hartman XX Limited Partnership.
10.2	Loan Modification Agreement dated July 2, 2014
10.3	Note Amended and Restated dated July 2, 2014
10.4	Assignment of Rents – Gulf Plaza
10.5	Assignment of Management Agreement – Gulf Plaza